EX-99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Alpha Architect ETF Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Alpha Architect ETF Trust for the period ended September 30, 2021 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Direxion Funds for the stated period.

/s/ Wesley Gray	/s/ John R. Vogel
Wesley Gray	John R. Vogel
President, Principal Executive Officer	Principal Financial Officer and Treasurer
Alpha Architect ETF Trust	Alpha Architect ETF Trust

Date: November 23, 2021	Date: November 23, 2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Alpha Architect ETF Trust for purposes of Section 18 of the Securities Exchange Act of 1934.